Exhibit 10.32

FOURTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Fourth Amendment to Securities Purchase Agreement (this “Amendment”) is made as of the 28th day of July 2009, by and among NewCardio, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages to that certain Securities Purchase Agreement (the “SPA”), dated as of  December 27, 2007, between Marine Park Holdings, Inc., a Delaware corporation and the Purchasers identified on the signature pages thereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

Capitalized terms defined in the SPA and not otherwise defined herein shall have the same meanings as ascribed to them in the SPA.

WHEREAS, by a vote of the Purchasers holding at least 67% in interest of each class of the Securities that are issued and outstanding, this Amendment has been approved;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the undersigned agree as follows:

1.
Reference is made to the letter dated December 1, 2008, between Platinum-Montaur Life Sciences, LLC (“Platinum”) and the Company (the “Put Letter”).    For purposes of the Put Letter the term “End Date” is amended to read “June 30, 2010”.

2.	Except as amended hereby, the SPA remains in force and effect.

3.	This Amendment may be executed in counterparts that, together, shall have the same effect as if all parties signed this Amendment on the same signature page.

[SIGNATURE PAGES TO THIS AMENDMENT TO SECURITIES PURCHASE AGREEMENT FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NewCardio, Inc.	2350 Mission College Blvd.
Suite 1175
Santa Clara, CA 95054
Facsimile Number: 775-254-5118
E-mail: rbrounstein@newcardio.com

By: /s/ Richard D. Brounstein
Name: Richard D. Brounstein
Title: Executive Vice President, CFO & Secretary

[PURCHASER SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to Securities Purchase Agreement to be duly executed by its authorized signatories as of the date first indicated above.

Name of Purchaser: Vision Opportunity Master Fund, Ltd.
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:
Address for Notice of Purchaser: c/o Vision Capital Advisors
20 W 55th Street, 5th Fl. New York, NY 10019 Attn.: Jess Jones

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to Securities Purchase Agreement to be duly executed by its authorized signatories as of the date first indicated above.

Name of Purchaser: Vision Capital Advantage Fund, L.P.
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:
Address for Notice of Purchaser:  c/o Vision Capital Advisors
20 W 55th Street, 5th Fl.
New York, NY 10019
Attn.:  Jess Jones or Kim Gabriel

[PURCHASER SIGNATURE PAGE TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to Securities Purchase Agreement to be duly executed by its authorized signatories as of the date first indicated above.

Name of Purchaser: Platinum-Montaur Life Sciences, LLC
Signature of Authorized Signatory of Purchaser: /s/ Michael M. Goldberg
Name of Authorized Signatory: Michael M. Goldberg
Title of Authorized Signatory: Portfolio Manager
Address for Notice of Purchaser:  c/o Michael Goldberg
152 S. 57th Street, 4th Floor
New York, NY 10019